Exhibit 10.11

EXECUTION VERSION

AMENDMENT NO. 3 TO
LOAN AND SECURITY AGREEMENT

AMENDMENT NO. 3 (this “Third Amendment”) dated as of March 13, 2025 to the Loan and Security Agreement dated as of December 7, 2023 (as amended by that certain Amendment No. 1 to Loan and Security Agreement, dated as of September 20, 2024 and as further amended by that certain Amendment No. 2 to Loan and Security Agreement, dated as of December 31, 2024, between the Company, Portfolio Manager, the Administrative Agent and the Lenders party thereto, the “Loan and Security Agreement”), among SCI BDC SPV I LLC, as borrower (the “Company”); Senior Credit Investments, LLC, a Delaware limited liability company, as the portfolio manager (the “Portfolio Manager” and collectively with the Company, the “Jefferies Parties”); the Lenders party thereto; The Bank of New York Mellon Trust Company, National Association, in its capacity as collateral agent (in such capacity, the “Collateral Agent”), as collateral administrator (in such capacity, the “Collateral Administrator”) and securities intermediary (in such capacity, the “Securities Intermediary”); and JPMorgan Chase Bank, National Association, as administrative agent for the Lenders thereunder (in such capacity, the “Administrative Agent”).

WHEREAS, pursuant to Section 10.05 of the Loan and Security Agreement, the Company has requested to make certain amendments to the Loan and Security Agreement, and the parties hereto have agreed to amend the Loan and Security Agreement as set forth below.

Accordingly, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS
Section 1.01
Definitions. Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Loan and Security Agreement as amended by this Third Amendment.
ARTICLE II

AMENDMENTS TO THE LOAN AND SECURITY AGREEMENT
Section 2.01
Amendments to Loan and Security Agreement. Each of the parties hereto agrees that, effective on the Third Amendment Effective Date, Schedule 4 to the existing Loan and Security Agreement shall be amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) as set forth in the pages of Schedule 4 to the Loan and Security Agreement attached as Schedule A hereto.
ARTICLE III

REPRESENTATIONS AND WARRANTIES
Section 3.01
Representations and Warranties. To induce the other parties hereto to enter into this Third Amendment, the Jefferies Parties represent and warrant to each other party hereto solely with respect to itself that on and as of the Third Amendment Effective Date, the following statements are true and correct:
(a)
it is duly organized or incorporated, as the case may be, and validly existing under the laws of the jurisdiction of its organization or incorporation and has all requisite power and authority to execute, deliver and perform this Third Amendment and to consummate the transactions herein contemplated;
(b)
the execution, delivery and performance of this Third Amendment, and the consummation of the transactions contemplated herein have been duly authorized by it and this Third Amendment constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms (subject to (A) bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors’ rights generally, (B) equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law and (C) implied covenants of good faith and fair dealing);
(c)
the representations and warranties contained in Section 6.01 of the Loan and Security Agreement or any other Loan Document are true and correct in all material respects (or with respect to such representations and warranties which by their terms contain materiality qualifiers, are true and correct) in each case on and as of the Third Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (or with respect to such representations and warranties which by their terms contain materiality qualifiers, are true and correct) as of such earlier date; and
(d)
no Default or Event of Default has occurred immediately before or immediately after giving effect to this Third Amendment.
ARTICLE IV

CONDITIONS TO EFFECTIVENESS
Section 4.01
Third Amendment Effective Date. This Third Amendment shall become effective as of the first date (the “Third Amendment Effective Date”) on which each of the following conditions shall have been satisfied:
(a)
Execution and Delivery of this Third Amendment. The Administrative Agent shall have received a counterpart signature page of this Third Amendment duly executed by each of the Company, Portfolio Manager, the Administrative Agent, the Collateral Agent, the Collateral Administrator, the Securities Intermediary and the Lenders.
(b)
Payment of Fees and Expenses of Counsel. The Administrative Agent shall have received payment of all reasonable and documented fees and expenses of counsel for the Administrative Agent as set forth in Section 10.04 of the Loan and Security Agreement to the extent invoiced at least two (2) Business Days prior to the Third Amendment Effective Date.
(c)
Borrowing Base Test. The Borrowing Base Test is satisfied on and as of the date of the Third Amendment Effective Date.
(d)
No Market Value Event; No Default or Event of Default. No Market Value Event shall have occurred and no Default or Event of Default shall have occurred and be continuing, in each case, on and as of the Third Amendment Effective Date.
(e)
Representations and Warranties. Each of the representations and warranties contained in Article III above shall be true and correct.
Section 4.02
Effects of this Third Amendment.

(a)
Except as expressly set forth herein, this Third Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the existing Loan and Security Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the existing Loan and Security Agreement or any other provision of the existing Loan and Security Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Except as expressly set forth herein, nothing herein shall be deemed to be a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Loan and Security Agreement or any other Loan Document in similar or different circumstances.
(b)
From and after the Third Amendment Effective Date, each reference in the Loan and Security Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Loan and Security Agreement in any other Loan Document shall be deemed a reference to the Loan and Security Agreement as amended hereby. This Third Amendment shall constitute a “Loan Document” for all purposes of the Loan and Security Agreement and the other Loan Documents.
ARTICLE V

REAFFIRMATION AND INTEREST RATE ACKNOWLEDGEMENT
Section 5.01
Reaffirmation. Notwithstanding the effectiveness of this Third Amendment and the transactions contemplated hereby, each Jefferies Party and Jefferies Credit Partners BDC Inc. (in its capacity as parent of the Company) acknowledges and agrees that each Loan Document is hereby confirmed and ratified and shall remain in full force and effect according to its respective terms (in the case of the Loan and Security Agreement, as amended hereby).
ARTICLE VI

MISCELLANEOUS
Section 6.01
Governing Law. SECTION 10.07 OF THE LOAN AND SECURITY AGREEMENT SHALL APPLY TO THIS THIRD AMENDMENT MUTATIS MUTANDIS AS IF FULLY SET FORTH HEREIN; PROVIDED THAT EACH REFERENCE TO “THIS AGREEMENT” SHALL BE REPLACED WITH “THIS THIRD AMENDMENT.”
Section 6.02
Costs and Expenses. The Borrower agrees to reimburse the Administrative Agent for its invoiced reasonable costs and expenses in connection with this Third Amendment to the extent required pursuant to Section 10.04 of the Loan and Security Agreement.
Section 6.03
Counterparts; Effectiveness. Section 10.10 of the loan and security agreement shall apply to this Third Amendment mutatis mutandis as if fully set forth herein; provided that each reference to “this Agreement” shall be replaced with “this Third Amendment.”
Section 6.04
Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.
Section 6.05
Direction. The parties hereto hereby direct the Collateral Agent, the Securities Intermediary and Collateral Administrator to execute this Third Amendment to be duly executed and delivered. and acknowledge and agree that the Collateral Agent, the Securities Intermediary and Collateral Administrator will be fully protected in relying upon the foregoing direction. In entering into this Third Amendment and the performance of duties hereunder, the Collateral Agent, the Securities

Intermediary and Collateral Administrator shall be entitled to all of their rights, benefits, protections, immunities set forth in the Loan Documents.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

[The remainder of this page intentionally left blank]

SCI BDC SPV I LLC

By /s/ Adam Klepack
Name: Adam Klepack
Title: General Counsel and Secretary

SENIOR CREDIT INVESTMENTS, LLC

By /s/ Adam Klepack
Name: Adam Klepack
Title: General Counsel and Secretary

[Signature Page to Amendment No. 3]

Administrative Agent and the Lender

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent and Lender

By /s/ Brian LaRocca
Name: Brian LaRocca
Title: Executive Director

[Signature Page to Amendment No. 3]

Schedule A

SCHEDULE 4

Concentration Limitations

The “Concentration Limitations” shall be satisfied on any date of determination if, in the aggregate, the Portfolio Investments (other than any Ineligible Investments) owned (or in relation to a proposed purchase of a Portfolio Investment, proposed to be owned) by the Company comply with all the requirements set forth below:

o
Portfolio Investments issued by a single Portfolio Investment Obligor and its affiliates may not exceed (a) prior to a Permitted Securitization, (i) during the period beginning on the Effective Date and ending on the date that is three (3) months after the Effective Date, 13.00% of the Collateral Principal Amount, (ii) during the period beginning on the date that is three (3) months and one (1) day after the Effective Date and ending on the date that is six (6) months after the Effective Date, 10.00% of the Collateral Principal Amount, (iii) during the period beginning on the date that is six (6) months and one (1) day after the Effective Date Effective Date and ending on the date that is twelve (12) months after the Effective Date, 8.00% of the Collateral Principal Amount, and (iv) thereafter, 4.00% of the Collateral Principal Amount (provided that Portfolio Investments comprising Senior Secured Loans (which, for the purposes of this clause shall include unitranche Loans and exclude any Second Lien Loans or First Lien Last Out Loans, in each case as determined by the Administrative Agent in its sole discretion) issued by up to three (3) Portfolio Investment Obligors and their respective affiliates may each constitute up to an aggregate principal balance equal to 7.50% of the Collateral Principal Amount) and (b) on and after a Permitted Securitization, (i) subject to clause (ii), during the period beginning on the date of such Permitted Securitization and ending on the date that is six (6) months after the date of such Permitted Securitization, 8.00% of the Collateral Principal Amount, and (ii) thereafter (or at any time prior to the six (6) month anniversary of the date of such Permitted Securitization if the Company elects by written notice to the Administrative Agent), 4.00% of the Collateral Principal Amount (provided that Portfolio Investments comprising Senior Secured Loans (which, for the purposes of this clause shall include unitranche Loans and exclude any Second Lien Loans or First Lien Last Out Loans, in each case as determined by the Administrative Agent in its sole discretion) issued by up to three (3) Portfolio Investment Obligors and their respective affiliates may each constitute up to an aggregate principal balance equal to 7.50% of the Collateral Principal Amount) (the “Single Issuer Concentration Limit”).
o
Not less than 90.00% of the Collateral Principal Amount may consist of Senior Secured Loans (which, for the purposes of this clause shall include unitranche Loans and exclude any Second Lien Loans or First Lien Last Out Loans, in each case as determined by the Administrative Agent in its sole discretion) and cash and Eligible Investments on deposit in the Collection Account as Principal Proceeds; provided, that on and from the two (2) year anniversary of the Effective Date the Company may, by notification to the Administrative Agent in writing, irrevocably amend the minimum floor requirement in this Concentration Limitation from 90% to 80% (the “Concentration Limitations Election”).
o
Not more than 10.00% (or, following the Concentration Limitations Election, 20.00%) of the Collateral Principal Amount may consist of Portfolio Investments that are First Lien Last Out Loans or Second Lien Loans.

o
Portfolio Investments issued by Portfolio Investment Obligors and their affiliates domiciled in (x) the United States of America may not be less than 90% of the Collateral Principal Amount or (y) any Eligible Jurisdiction other than the United States of America may constitute up to 10% of the Collateral Principal Amount.
o
Not more than 20.00% of the Collateral Principal Amount may consist of Portfolio Investments that are issued by Portfolio Investment Obligors that belong to the same Moody’s Industry Classification; provided that Portfolio Investments that are issued by Portfolio Investment Obligors that belong to the Moody’s Industry Classifications set forth in rows 15, 16 and/or 23 may each constitute up to 25.00% of the Collateral Principal Amount; provided further that, during the first four (4) months following either (i) the Effective Date or (ii) the occurrence of a Permitted Securitization, Portfolio Investments that are issued by Portfolio Investment Obligors that belong to one only of the Moody’s Industry Classifications set forth in rows 15, 16 or 23 may constitute up to 30.00% of the Collateral Principal Amount. As used herein, “Moody’s Industry Classifications” means the industry classifications set forth in Schedule 6 hereto, as applicable, which classification (x) shall be determined by the Portfolio Manager (with the consent of the Administrative Agent in its sole and absolute discretion) on the Purchase Date for the applicable Portfolio Investment and (y) shall be updated, upon reasonable prior notice to the Portfolio Manager if Moody’s publishes revised industry classifications.
o
Not more than 25.00% of the Collateral Principal Amount may consist of Portfolio Investments with a Net Leverage Ratio of over 7.00:1.00 (measured on a quarterly basis).
o
Not less than 90% of the Collateral Principal Amount may be denominated in U.S. Dollars and not more than 10% of the Collateral Principal Amount may be denominated in all Permitted Non-USD Currencies in the aggregate; provided that, (i) not more than 5% of the Collateral Principal Amount may be denominated in any one Permitted Non-USD Currency.
o
Not ~~more than 20% of the Collateral Principal Amount may consist of Partial PIK Portfolio Investments and not~~ more than 10% of the Collateral Principal Amount may consist of Partial PIK Portfolio Investments where a portion of the interest thereon is actually being paid in kind rather than in cash.